INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
INTANGIBLE ASSETS
INTANGIBLE ASSETS

6. INTANGIBLE ASSETS

	December 31,
	2012	2013
Intangible assets
Intangible assets from Coolsand acquisition (Note 8)	37,100	37,100
Trident intellectual property (1)	16,406	16,406
Other software license and technology	8,933	9,654
	62,439	63,160
Less: accumulated amortization
Intangible assets from Coolsand acquisition	5,764	13,184
Trident intellectual property	1,511	3,144
Other software license and technology	256	2,524
	7,531	18,852
Net book value
Intangible assets from Coolsand acquisition	31,336	23,916
Trident intellectual property	14,895	13,262
Other software license and technology	8,677	7,130
	54,908	44,308

(1)         In March 2012, the Company purchased a non-exclusive, worldwide, non-transferable license from Trident Microsystems, Inc. (“Trident”) to develop, manufacture and sell derivative versions of the Trident SX5 Digital TV System on Chip (“SoC”) platform for a period of 10 years. Total consideration for such license was USD 16 million.

Intangible assets are amortized over the estimated useful life. The estimated useful life of intangible assets acquired from Coolsand and Trident are 5 years and 10 years, respectively. The useful life of the other software license and technology is estimated to be 3 to 10 years. The Company recorded an amortization expense of USD 7,531 and USD 11,321 for the year ended December 31, 2012 and 2013, respectively.

The Company estimated its amortization expenses from its existing intangible assets as of December 31, 2013 in the future as follows:

2014	11,430
2015	11,345
2016	10,561
2017	3,485
2018	1,830
2019 and thereafter	5,657
44,308

As of December 31, 2013, there is no event or change in circumstances indicating that the carrying amount of the intangible assets may no longer be recoverable and the Company did not provide impairment for the intangible assets.